UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 13, 2007

INTERSTATE BAKERIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11165	43-1470322
(Commission File Number)	(IRS Employer Identification No.)

12 East Armour Boulevard
Kansas City, Missouri	64111
(Address of Principal Executive Offices)	(Zip Code)

(816) 502-4000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure.

On September 13, 2007, Interstate Bakeries Corporation (the “Company”) and eight of its subsidiaries and affiliates, debtors and debtors-in-possession (collectively, the “Debtors”) filed a motion (the “Motion”) in the United States Bankruptcy Court for the Western District of Missouri. The Motion seeks to extend the Debtors’ exclusive periods within which to file and solicit acceptances of a plan of reorganization.

The Motion seeks one of two alternate forms of relief predicated on whether agreements regarding modifications to the Debtors’ collective bargaining agreements with the Company’s two principal labor unions, the Bakery, Confectionery, Tobacco Workers and Grain Millers International Union and the International Brotherhood of Teamsters, are reached by September 30, 2007. If such agreements are reached, the Debtors request that the exclusive periods within which to file and solicit acceptances of a plan of reorganization be extended until January 15, 2008 and March 15, 2008, respectively. In the alternative, if such agreements are not reached, then the Debtors request interim approval of the Motion by extending the exclusive periods within which to file and solicit acceptances of a plan of reorganization for thirty (30) days from the existing deadlines in order for the Debtors to have an opportunity to formulate a rational strategy for maximizing value of the bankruptcy estates, including a sale of the Company and/or its assets in its entirety or in a series of transactions.

In addition, in the Motion the Debtors state their belief that their debtor-in-possession financing facility, which expires on February 9, 2008, will not be further extended unless the Debtors emergence from chapter 11 is imminent. Additionally, the Company believes that it will be extremely difficult in the current market environment to find alternative debtor-in-possession financing, making the financing of the Company’s business plan and achievement of agreements with its two principal labor unions even more critical to the Company’s ability to survive.

The Motion also reflects the belief that the Company’s business plan, when implemented, will serve as the basis for emergence from chapter 11. One of the prerequisites to the business plan’s viability is a funding commitment to provide debt financing and an equity capital infusion. The Debtors embarked upon a solicitation process to obtain the needed infusion of debt and equity capital immediately after the business plan was completed at the end of June 2007. Since then, the Debtors have contacted over fifty entities and have received significant interest. There can be no assurance, however, that the necessary financing to fund the plan will be provided to the Company on acceptable terms or at all. At the same time, the Debtors are working on a “back up” proposal with the lenders’ Steering Committee and the Creditors Committee that would result in the conversion of debt necessary to permit the Debtors to exit bankruptcy.

The foregoing description of the Motion is not intended to be complete and is qualified in its entirety by reference to the Motion attached hereto as Exhibit 99.1 and incorporated herein by reference.

On September 13, 2007, the Company issued a press release regarding the Motion. A copy of the press release is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

The information in this Current Report on Form 8-K under the heading Item 7.01, “Regulation FD Disclosure,” including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Cautionary Statement Regarding Forward-Looking Statements and Other Matters

Some information contained in this Current Report on Form 8-K may be forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are not historical in nature and include statements that reflect, when made, the Company’s views with respect to current events and financial performance. These forward-looking statements can be identified by forward-looking words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should” and “continue” or similar words. These forward-looking statements may also use different phrases. All such forward-looking statements are and will be subject to numerous risks and uncertainties, many of which are beyond our control that could cause actual results to differ materially from such statements. Factors that could cause actual results to differ materially include, without limitation: the ability of the Company to continue as a going concern; the evaluation of various alternatives, including, but not limited to, the sale of some or all of its assets, infusion of capital, debt restructuring and the filing and ultimate approval of a plan of reorganization with the Bankruptcy Court, or any combination of these options; the Company’s ability to implement its business plan developed as a basis for its discussion regarding one or more plans of reorganization; the Company’s ability to obtain concessions from its unionized workforce to reduce costs and allow for greater flexibility in the method and manner of distributing its products; risks associated with the Company’s restructuring activities, including the risks associated with achieving the desired savings; the ability of the Company to operate pursuant to the covenants, terms and certifications of its DIP financing facility as amended and restated; the ability of the Company to obtain court approval with respect to motions in the Chapter 11 proceeding filed by it from time to time; the ability of the Company to negotiate an extension (if necessary) or refinance its DIP financing facility, which expires on February 9, 2008; the ability of the Company to develop, propose, confirm and consummate one or more plans of reorganization with respect to the Chapter

11 proceeding; risks associated with failing to obtain court approval for one or more extensions to the exclusivity period for the Company to propose and confirm one or more plans of reorganization or with third parties seeking and obtaining court approval to terminate or shorten any such exclusivity period, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 proceeding to a Chapter 7 proceeding; risks associated with cost increases in materials, ingredients, energy and employee wages and benefits; the Company’s ability to successfully reject unfavorable contracts and leases; the duration of the Chapter 11 process;  the ability of the Company to obtain and maintain adequate terms with vendors and service providers; the potential adverse impact of the Chapter 11 proceeding on the Company’s liquidity or results of operations; the instructions, orders and decisions of the bankruptcy court and other effects of legal and administrative proceedings, settlements, investigations and claims; the significant time that will be required by management to structure and implement a plan of reorganization, as well as to evaluate the Company’s various alternatives discussed above; risks associated with product price increases, including the risk that such actions will not effectively offset inflationary cost pressures and may adversely impact sales of the Company’s products; the effectiveness of the Company’s efforts to hedge its exposure to price increases with respect to various ingredients and energy; the ability of the Company to attract, motivate and/or retain key executives and employees; changes in our relationship with employees and the unions that represent them; successful implementation of information technology improvements; obligations and uncertainties with respect to a defined benefit pension plan to which we contribute; costs associated with increased contributions to single employer, multiple employer or multi-employer pension plans; the impact of any withdrawal liability arising under the Company’s multi-employer pension plans as a result of prior actions or current consolidations; the effectiveness and adequacy of our information and data systems; changes in general economic and business conditions (including in the bread and sweet goods markets); changes in consumer tastes or eating habits; acceptance of new product offerings by consumers and the Company’s ability to expand existing brands; the performance of the Company’s recent new product introductions, including the success of such new products in achieving and retaining market share; the effectiveness of advertising and marketing spending; any inability to protect and maintain the value of the Company’s intellectual property; future product recalls or food safety concerns; actions of competitors, including pricing policy and promotional spending; bankruptcy filings by customers; costs associated with environmental compliance and remediation; actions of governmental entities, including regulatory requirements; the outcome of legal proceedings to which we are or may become a party; business disruption from terrorist acts, our nation’s response to such acts and acts of war; and other factors.

These statements speak only as of the date of this Current Report on Form 8-K, and we disclaim any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise, except as required by law. We have provided additional information in our filings with the SEC, which readers are encouraged to review, concerning other factors that could cause actual results to differ materially from those indicated in the forward-looking statements.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the Chapter 11 proceeding to each of these liabilities and/or securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

          Item 9.01    Financial Statements and Exhibits.

 (d)    Exhibits

Exhibit No.	Description

99.1	Motion for Order Pursuant to 11 U.S.C. ss.1121(d) Extending the Debtors’ Exclusive Periods Within Which to File and Solicit Acceptances of a Plan, dated September 13, 2007
99.2	Interstate Bakeries Corporation press release dated September 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2007	INTERSTATE BAKERIES
CORPORATION

	By:	/s/ J. Randall Vance
J. Randall Vance
Senior Vice President, Chief
Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Motion for Order Pursuant to 11 U.S.C. ss.1121(d) Extending the Debtors’ Exclusive Periods Within Which to File and Solicit Acceptances of a Plan, dated September 13, 2007
99.2	Interstate Bakeries Corporation press release dated September 13, 2007